Item 7      Exhibit 12    Computation of Ratios
            ----------    ---------------------

     The computations of the coverage of fixed charges, excluding the cumulative effect of the 1992 accounting change, before income taxes, and the coverage of combined fixed charges and preferred dividends for each of the years 1993 through 1991 on the basis of parent company operations only, are as follows.


                                                    Year Ended          Year
Ended          Year Ended
                                                   December 31,        December
31,        December 31,
                                                      1993                 1992
              1991
                                                   ------------
- ------------        ------------
Net income before cumulative effect
  of accounting change                             $216,478,000
$172,599,000        $186,813,000
Taxes based on income                               107,223,000
76,965,000          80,988,000
                                                   ------------
- ------------        ------------

Income before taxes and cumulative effect
  of accounting change                              323,701,000
249,564,000         267,801,000
                                                   ------------
- ------------        ------------

Fixed charges:
  Interest charges                                  141,393,000
138,097,000         138,512,000
  Interest factor in rentals                          5,859,000
6,140,000           5,690,000
                                                   ------------
- ------------        ------------

Total fixed charges                                 147,252,000
144,237,000         144,202,000
                                                   ------------
- ------------        ------------

Income before income taxes, cumulative
  effect of accounting change and
  fixed charges                                    $470,953,000
$393,801,000        $412,003,000
                                                   ============
============        ============


Coverage of fixed charges                                  3.20
2.73                2.86
                                                           ====
====                ====


Preferred dividend requirements                     $16,255,000
$14,392,000         $12,298,000
                                                   ------------
- ------------        ------------


Ratio of pre-tax income to net income                      1.50
1.45                1.43
                                                           ----
- ----                ----

Preferred dividend factor                           $24,383,000
$20,868,000         $17,586,000
                                                   ------------
- ------------        ------------

Total fixed charges and preferred dividends        $171,635,000
$165,105,000        $161,788,000
                                                   ============
============        ============

Coverage of combined fixed charges
  and preferred dividends                                  2.74
2.39                2.55
                                                           ====
====                ====


Item 7      Exhibit 12    Computation of Ratios
            ----------    ---------------------

     The computations of the coverage of fixed charges, excluding the cumulative effect of the 1992 accounting change, before income taxes, and the coverage of combined fixed charges and preferred dividends for each of the years 1990 and 1989 on the basis of parent company operations only, are as follows.



                                                    Year Ended          Year
Ended
                                                   December 31,        December
31,
                                                       1990                1989
                                                   ------------
- ------------
Net income before cumulative effect
  of accounting change                             $165,199,000
$183,487,000
Taxes based on income                                70,962,000
92,593,000
                                                   ------------
- ------------

Income before taxes and cumulative effect
  of accounting change                              236,161,000
276,080,000
                                                   ------------
- ------------

Fixed charges:
  Interest charges                                  127,386,000
113,305,000
  Interest factor in rentals                          4,237,000
4,338,000
                                                   ------------
- ------------

Total fixed charges                                 131,623,000
117,643,000
                                                   ------------
- ------------

Income before income taxes, cumulative
  effect of accounting change and
  fixed charges                                    $367,784,000
$393,723,000
                                                   ============
============


Coverage of fixed charges                                  2.79
3.35
                                                           ====
====


Preferred dividend requirements                     $10,598,000
$9,235,000
                                                   ------------
- ------------


Ratio of pre-tax income to net income                      1.43
1.50
                                                           ----
- ----

Preferred dividend factor                           $15,155,000
$13,853,000
                                                   ------------
- ------------

Total fixed charges and preferred dividends        $146,778,000
$131,496,000
                                                   ============
============

Coverage of combined fixed charges
  and preferred dividends                                  2.51
2.99
                                                           ====
====


Item 7      Exhibit 12    Computation of Ratios
            ----------    ---------------------

     The computations of the coverage of fixed charges, excluding the cumulative effect of the 1992 accounting change, before income taxes, and the coverage of combined fixed charges and preferred dividends for each of the years 1993 through 1991 on a fully consolidated basis are as follows.

                                                    Year Ended          Year
Ended          Year Ended
                                                   December 31,        December
31,        December 31,
                                                       1993                1992
              1991
                                                   ------------
- ------------        ------------
Net income before cumulative effect
  of accounting change                             $241,579,000
$200,760,000        $210,164,000
Taxes based on income                                62,145,000
79,481,000          80,737,000
                                                   ------------
- ------------        ------------

Income before taxes and cumulative effect
  of accounting change                              303,724,000
280,241,000         290,901,000
                                                   ------------
- ------------        ------------

Fixed charges:
  Interest charges                                  221,312,000
226,453,000         225,323,000
  Interest factor in rentals                          9,257,000
6,599,000           6,080,000
                                                   ------------
- ------------        ------------

Total fixed charges                                 230,569,000
233,052,000         231,403,000
                                                   ------------
- ------------        ------------

Nonutility subsidiary capitalized interest           (2,059,000)
(2,200,000)         (6,542,000)
                                                   ------------
- ------------        ------------

Income before income taxes, cumulative
  effect of accounting change and
  fixed charges                                    $532,234,000
$511,093,000        $515,762,000
                                                   ============
============        ============


Coverage of fixed charges                                  2.31
2.19                2.23
                                                           ====
====                ====


Preferred dividend requirements                     $16,255,000
$14,392,000         $12,298,000
                                                   ------------
- ------------        ------------


Ratio of pre-tax income to net income                      1.26
1.40                1.38
                                                           ----
- ----                ----

Preferred dividend factor                           $20,481,000
$20,149,000         $16,971,000
                                                   ------------
- ------------        ------------

Total fixed charges and preferred dividends        $251,050,000
$253,201,000        $248,374,000
                                                   ============
============        ============
Coverage of combined fixed charges
  and preferred dividends                                  2.12
2.02                2.08
                                                           ====
====                ====


Item 7      Exhibit 12    Computation of Ratios
            ----------    ---------------------

     The computations of the coverage of fixed charges, excluding the cumulative effect of the 1992 accounting change, before income taxes, and the coverage of combined fixed charges and preferred dividends for each of the years 1990 and 1989 on a fully consolidated basis are as follows.

                                                    Year Ended          Year
Ended
                                                   December 31,        December
31,
                                                       1990                1989
                                                   ------------
- ------------
Net income before cumulative effect
  of accounting change                             $170,234,000
$214,587,000
Taxes based on income                                63,360,000
99,766,000
                                                   ------------
- ------------

Income before taxes and cumulative effect
  of accounting change                              233,594,000
314,353,000
                                                   ------------
- ------------

Fixed charges:
  Interest charges                                  199,469,000
165,709,000
  Interest factor in rentals                          4,559,000
4,705,000
                                                   ------------
- ------------

Total fixed charges                                 204,028,000
170,414,000
                                                   ------------
- ------------

Nonutility subsidiary capitalized interest                    -
  -
                                                   ------------
- ------------

Income before income taxes, cumulative
  effect of accounting change and
  fixed charges                                    $437,622,000
$484,767,000
                                                   ============
============


Coverage of fixed charges                                  2.14
2.84
                                                           ====
====


Preferred dividend requirements                     $10,598,000
$9,235,000
                                                   ------------
- ------------


Ratio of pre-tax income to net income                      1.37
1.46
                                                           ----
- ----

Preferred dividend factor                           $14,519,000
$13,483,000
                                                   ------------
- ------------

Total fixed charges and preferred dividends        $218,547,000
$183,897,000
                                                   ============
============
Coverage of combined fixed charges
  and preferred dividends                                  2.00
2.64
                                                           ====
====
